UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 15, 2010 (October 14, 2010)

NORFOLK SOUTHERN CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Commercial Place Norfolk, Virginia 23510-9241 (Address of principal executive offices)	(757) 629-2680 (Registrant’s telephone number, including area code)

No Change
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On October 14, 2010, the Registrant issued a press release announcing that it has terminated its private exchange offer for certain of its outstanding debt securities.  The press release is attached as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press release dated October 14, 2010.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES

NORFOLK SOUTHERN CORPORATION
(Registrant)

By:	/s/ Howard D. McFadden
Name: Howard D. McFadden
Title: Corporate Secretary

Date: October 15, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated October 14, 2010.